Exhibit 10.1

INCREMENTAL ASSUMPTION AGREEMENT

dated as of November 10, 2011,

among

CBRE SERVICES, INC.,

CBRE GROUP, INC.,

CERTAIN SUBSIDIARIES OF

CBRE SERVICES, INC.,

THE INCREMENTAL TRANCHE A-1 TERM LENDERS NAMED HEREIN

and

THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT

HSBC BANK USA, NATIONAL ASSOCIATION

and

J.P. MORGAN SECURITIES LLC,

as Joint Lead Arrangers, Joint Bookrunners and Syndication Agents

BARCLAYS CAPITAL

and

THE BANK OF NOVA SCOTIA,

as Co-Syndication Agents

THE ROYAL BANK OF SCOTLAND PLC

and

BANK OF AMERICA, N.A.,

as Co-Documentation Agents

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

INCREMENTAL ASSUMPTION AGREEMENT dated as of November 10, 2011 (this “Agreement”), among CBRE SERVICES, INC. (formerly known as CB Richard Ellis Services, Inc.), a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CBRE LIMITED (formerly known as CB Richard Ellis Limited/CB Richard Ellis Limitée), a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE PTY LIMITED (formerly known as CB Richard Ellis Pty Ltd), a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE LIMITED (formerly known as CB Richard Ellis Limited), a company organized under the laws of New Zealand (the “New Zealand Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower, the “Borrowers”), CBRE GROUP, INC. (formerly known as CB Richard Ellis Group, Inc.), a Delaware corporation (“Holdings”), the INCREMENTAL TRANCHE A-1 TERM LENDERS party hereto and CREDIT SUISSE AG, as Administrative Agent.

A.        Reference is made to the Credit Agreement dated as of November 10, 2010, as amended by Amendment No. 1 dated as of March 4, 2011 (as further amended, supplemented or modified prior to the date hereof, the “Credit Agreement”), among the Borrowers, Holdings, the Lenders (as defined in Article I of the Credit Agreement) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

B.        Pursuant to Section 2.26 of the Credit Agreement, Holdings, the U.S. Borrower and the U.K. Borrower have requested that the persons set forth on Schedule II hereto (together with their permitted successors and assigns, the “Incremental Tranche A-1 Term Lenders”) commit to make Incremental Term Loans (the “Incremental Tranche A-1 Term Loans”) to the U.K. Borrower on the Effective Date (as defined below), in an aggregate principal amount of up to £187,000,000.

C.        The Incremental Tranche A-1 Term Lenders are willing to make the Incremental Tranche A-1 Term Loans to the U.K. Borrower on the Effective Date and on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Terms Generally. (a) The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and, to the extent it relates to the making of Incremental Tranche A-1 Term Loans, an “Incremental Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

(b) As used in this Agreement, the term “Incremental Tranche A-1 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Incremental Tranche A-1 Term Loans hereunder as set forth on Schedule II, or in the Assignment and Acceptance pursuant to which such Lender assumed its Incremental Tranche A-1 Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 of the Credit Agreement, (b) increased from time to time pursuant to Section 2.26 of the Credit Agreement and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of the Credit Agreement.

SECTION 2. Incremental Tranche A-1 Term Loans. (a) On the terms and subject to the conditions set forth herein and in the Credit Agreement and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, each Incremental Tranche A-1 Term Lender agrees, severally and not jointly, to make, on the Effective Date, an Incremental Tranche A-1 Term Loan to the U.K. Borrower, in Pounds, in an aggregate principal amount not to exceed its Incremental Tranche A-1 Commitment. Amounts paid or prepaid in respect of the Incremental Tranche A-1 Term Loans may not be reborrowed.

(b) The Incremental Tranche A-1 Commitment of each Incremental Tranche A-1 Term Lender shall automatically terminate upon the making of the Incremental Tranche A-1 Term Loans on the Effective Date.

(c) The proceeds of the Incremental Tranche A-1 Term Loans are to be used by the U.K. Borrower from time to time solely for general corporate purposes.

(d) The U.K. Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Incremental Tranche A-1 Term Lender the principal amount of each Incremental Tranche A-1 Term Loan of such Lender as provided in Section 2.11(a)(iii) of the Credit Agreement and Exhibit A.

SECTION 3. Terms and Conditions. The Incremental Tranche A-1 Term Loans shall constitute Specified Incremental Term Loans and Term Loans for all purposes of the Credit Agreement and the other Loan Documents, and shall have the terms that are set forth in Exhibit A.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent and each of the Lenders (including the Incremental Tranche A-1 Term Lenders) that:

(a) This Agreement has been duly authorized, executed and delivered by such Loan Party, and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding or in equity or at law) and an implied covenant of good faith and fair dealing.

(b) Each of the representations and warranties made by such Loan Party in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c) No Event of Default or Default has occurred and is continuing as of the Effective Date after giving effect to the Incremental Tranche A-1 Term Loans to be made on the Effective Date.

SECTION 5. Effectiveness. This Agreement shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received duly executed counterparts of this Agreement which, when taken together, bear the signatures of each Loan Party and each Incremental Tranche A-1 Term Lender.

(b) Each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(c) As of the Effective Date, and after giving effect to the funding in full of the Incremental Tranche A-1 Term Loans on the Effective Date, the U.S. Borrower would be in Pro Forma Compliance and the Leverage Ratio would not exceed 3.25 to 1.00, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(d) The Administrative Agent shall have received (i) a favorable written opinion of (x) the General Counsel or Assistant General Counsel of the U.S. Borrower, (y) Simpson Thacher & Bartlett LLP, counsel for Holdings and the Borrowers and (z) Wragge & Co LLP, counsel for the U.K. Borrower, in each case addressed to the Administrative Agent, the Lenders (including the Incremental Tranche A-1 Term Lenders) and the Issuing Bank, (ii) corporate authorizations and (iii) officer’s certificates, in each case in form and substance reasonably satisfactory to the Administrative Agent. Holdings and the Borrowers hereby request such counsel to deliver such opinion.

(e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including all Upfront Fees (as defined in Section 8) and, to the extent invoiced one Business Day prior to the Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

SECTION 6. Acknowledgement of Guarantors. Each of the Guarantors hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby confirms its guarantee and, as applicable, its grant of Collateral under the Guarantee and Pledge Agreement and agrees that such guarantee and any such grant of Collateral shall continue to be in full force and effect and shall inure to the benefit of the Secured Parties, including the Incremental Tranche A-1 Term Lenders as such in respect of their Incremental Tranche A-1 Term Loans and the other Obligations owed to them from time to time.

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 8. Upfront Fees. In consideration of the agreements of the Incremental Tranche A-1 Term Lenders contained in this Agreement, Holdings, the U.S. Borrower and the

U.K. Borrower agree to pay to the Administrative Agent, in immediately available Dollars, for the account of each Incremental Tranche A-1 Term Lender, an upfront fee (the “Upfront Fee”), in an amount as separately agreed to by the U.K. Borrower and such Incremental Tranche A-1 Term Lender, payable on the Effective Date. Once paid, the Upfront Fee shall not be refundable under any circumstances.

SECTION  9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION  10. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION  11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

SECTION  12. Jurisdiction; Consent to Service of Process. (a) Each of Holdings and each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against Holdings, the Borrowers or their respective properties in the courts of any jurisdiction.

(b) Each of Holdings and each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 13. Headings. Headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

CBRE SERVICES, INC.,

by
/S/ DEBERA FAN
Name: Debera Fan
Title: Sr. Vice President and Treasurer

CBRE GROUP, INC.,

by
/S/ DEBERA FAN
Name: Debera Fan
Title: Sr. Vice President and Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO,

by
/S/ DEBERA FAN
Name: Debera Fan
Title: Sr. Vice President and Treasurer

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by
/S/ MARK CREAMER
Name: Mark Creamer
Title: Director

by
/S/ PHILIP EMBUREY
Name: Philip Emburey
Title: Director

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick,

by
/S/ JEFFREY D. COOK
Name: Jeffrey D. Cook
Title: Senior Vice President, Finance

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

CBRE PTY LIMITED, a company organized under the laws of Australia,

by
/S/ ENDA GERARD FOLEY
Name: Enda Gerard Foley
Title: Director

by
/S/ THOMAS JACKSON SOUTHERN
Name: Thomas Jackson Southern
Title: Director

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

CBRE LIMITED, a company organized under the laws of New Zealand,

by
/S/ BRENT DAVID MCGREGOR
Name: Brent David McGregor
Title: Director

by
/S/ THOMAS JACKSON SOUTHERN
Name: Thomas Jackson Southern
Title: Director

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

CB/TCC GLOBAL HOLDINGS LIMITED,

by
/S/ PHILIP EMBUREY
Name: Philip Emburey
Title: Director

by
/S/ MARCUS SMITH
Name: Marcus Smith
Title: Director

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

RELAM AMSTERDAM HOLDINGS B.V.,
By:	TMF Management B.V., its Managing Director

by

/S/ S.R. LOMBERT
Name: S.R. Lombert
Title: Attorney-in-fact

/S/ S.A.J. ERGEL
Name: S.A.J. Ergel
Title: Attorney-in-fact

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

CBRE GLOBAL HOLDINGS, S.A.R.L.,

by
/S/ LAURENCE H. MIDLER
Name: Laurence H. Midler
Title: Type A Manager

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

TC HOUSTON INC., TCCT REAL ESTATE, INC., TCDFW, INC., TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.,

by
/S/ SCOTT A. DYCHE
Name: Scott A. Dyche
Title: Executive Vice President

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

by
/S/ BILL O’DALY
Name: Bill O’Daly
Title: Director

by
/S/ SANJA GAZAHL
Name: Sanja Gazahl
Title: Associate

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

HSBC Bank USA, National Association

by
/S/ ANDREW HIETALA
Name: Andrew Hietala
Title: Vice President

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

JPMorgan Chase Bank, N.A.

by
/S/ KIMBERLY TURNER
Name: Kimberly Turner
Title: Executive Director

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

Barclays Bank PLC

by
/S/ DAVID BARTON
Name: David Barton
Title: Director

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

The Royal Bank of Scotland plc

by
/S/ KATHERINE JEFFREY
Name: Katherine Jeffrey
Title: Assistant Director

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

The Bank of Nova Scotia

by
/S/ CHRISTOPHER USAS
Name: Christopher Usas
Title: Director

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

Wells Fargo Bank, N.A.

by
/S/ JAN MACY-BUESCHER
Name: Jan Macy-Buescher
Title: Vice President

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

Union Bank, N.A.

by
/S/ QUARRY NGUYEN
Name: Quarry Nguyen
Title: Assistant Vice President

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

The Bank of New York Mellon

by
/S/ CAROL MURRAY
Name: Carol Murray
Title: Managing Director

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

Bank of America, N.A.

by
/S/ WILL T. BOWERS, JR.
Name: Will T. Bowers, Jr.
Title: Senior Vice President

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

COMERICA BANK

by
/S/ MARK C. SKRZYNSKI
Name: Mark C. Skrzynski
Title: Assistant Vice President

[Signature Page to the CBRE Services Inc. Incremental Assumption Agreement]

EXHIBIT A

INCREMENTAL TRANCHE A-1 TERM LOANS

TERMS AND CONDITIONS

Interest Rate

Each Borrowing of Incremental Tranche A-1 Term Loans shall comprise a Eurocurrency Borrowing, denominated in Pounds, and shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage (as described below) in effect from time to time.

Applicable Percentage

The Applicable Percentage applicable to any Incremental Tranche A-1 Term Loan at any time shall be determined by reference to the Credit Agreement and shall be the same Applicable Percentage applicable to Fixed Rate Tranche A Loans thereunder.

Maturity Date

May 10, 2016 (the “Incremental Tranche A-1 Maturity Date”); provided that the “Incremental Tranche A-1 Maturity Date” shall be November 10, 2015 (the “Springing Maturity Date”) in the event that neither of the following events has occurred on or prior to the Springing Maturity Date: (a) the extension of the Tranche A Maturity Date to May 10, 2016 or later or (b) the refinancing of the outstanding Tranche A Loans with loans or other indebtedness of the U.S. Borrower having a final maturity date on or after May 10, 2016.

Amortization

For purposes of Section 2.11(a)(iii) of the Credit Agreement, the U.K. Borrower shall pay to the Administrative Agent, for the account of the Incremental Tranche A-1 Term Lenders, on each date set forth below, or if any such date is not a Business Day, on the next preceding Business Day, a principal amount of the Incremental Tranche A-1 Term Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12, 2.13(f) and 2.26(d) of the Credit Agreement) equal to (a) the aggregate principal amount of the Incremental Tranche A-1 Term Loans outstanding on the Effective Date multiplied by (b) the percentage set forth below opposite such date, with the balance payable in full on the Incremental Tranche A-1 Maturity Date:

	Date	Amount

	December 31, 2011	1.875%

	March 31, 2012	1.875%

	June 30, 2012	1.875%

	September 30, 2012	1.875%

	December 31, 2012	1.875%

	March 31, 2013	1.875%

	June 30, 2013	1.875%

	September 30, 2013	1.875%

	December 31, 2013	2.50%

	March 31, 2014	2.50%

	June 30, 2014	2.50%

	September 30, 2014	2.50%

	December 31, 2014	2.50%

	March 31, 2015	2.50%

	June 30, 2015	2.50%

	September 30, 2015	2.50%

	December 31, 2015	21.50%

	March 31, 2016	21.50%

	Incremental Tranche A-1 Maturity Date	22.00%

	All payments of principal made pursuant to this paragraph shall be accompanied by accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

EXHIBIT A

Future Incremental Term Loans	Section 2.26 of the Credit Agreement shall apply for the benefit of the Incremental Tranche A-1 Term Loans as if the Incremental Tranche A-1 Term Loans were the Tranche A Loans referred to therein.

SCHEDULE I

CB HoldCo, Inc.

CBRE Global Investors, Inc. (formerly known as CB Richard Ellis Investors, Inc.)

CBRE Global Investors, LLC (formerly known as CB Richard Ellis Investors, L.L.C.)

CBRE, Inc. (formerly known as CB Richard Ellis, Inc.)

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE-Profi Acquisition Corp.

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Clarion CRA Holdings, Inc.

CBRE Clarion REI Holding, Inc.

CBRE Government Services, LLC

CBRE Loan Services, Inc.

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company, L.L.C.

Insignia/ESG Capital Corporation

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Services, Inc.

INCREMENTAL TRANCHE A-1 TERM LENDERS

Incremental Tranche A-1 Term Lender	Incremental Tranche A-1 Commitment Amount

HSBC BANK USA, NATIONAL ASSOCIATION	£28,000,000

JPMORGAN CHASE BANK, N.A.	£28,000,000

BARCLAYS BANK PLC	£22,000,000

THE ROYAL BANK OF SCOTLAND PLC	£22,000,000

THE BANK OF NOVA SCOTIA	£20,000,000

WELLS FARGO BANK, N.A.	£14,000,000

UNION BANK, N.A.	£14,000,000

THE BANK OF NEW YORK MELLON	£14,000,000

BANK OF AMERICA, N.A.	£14,000,000

CREDIT SUISSE AG	£6,000,000

COMERICA BANK	£5,000,000

TOTAL INCREMENTAL TRANCHE A-1 COMMITMENT	£187,000,000